UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

CNO Financial Group, Inc. (the "Company") is filing this Current Report on Form 8-K solely to update disclosures of operating earnings performance measures (which are non-GAAP measures) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 ("2014 Form 10-K") to be consistent with our new definition. The change had no impact on net income (loss), net income (loss) per diluted share or other amounts.

Effective January 1, 2015, we changed our definition of operating income and operating income per diluted share to exclude the impact of fair market value changes related to the agent deferred compensation plan, since such changes are not indicative of our ongoing business and trends in our business. The net impacts of the change in definition were as follows: net operating income changed from $259.5 million to $276.9 million in 2014; $248.4 million to $238.2 million in 2013; and $206.9 million to $213.4 million in 2012. Net operating income per diluted share changed from $1.19 to $1.27 in 2014; $1.07 to $1.03 in 2013; and $.78 to $.80 in 2012.

In order to assist readers in comparing operating earnings performance measures, we have revised the relevant disclosures in the 2014 Form 10-K to conform to our new definition as summarized below:

			Exhibit 99.1 page reference
1.	Part II, Item 7	Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations:
		Earnings for the three years ending December 31, 2014	5
		Operating results of our segments	18
		Operating results of the Corporate Operations segment	31-32
2.	Part II, Item 8	Consolidated Financial Statements and Supplementary Data:
		Footnote 16 - Business Segments	145-148

Item 7 and Item 8 of the 2014 Form 10-K, reflecting updated disclosures of operating earnings performance measures are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K, including all exhibits, should be read in conjunction with the 2014 Form 10-K; provided that the foregoing sections supersede the information included in "Management’s Discussion and Analysis of Consolidated Financial Condition and Results of Operations," and "Consolidated Financial Statements and Supplementary Data" contained in the 2014 Form 10-K. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the "Form 10-Q") and subsequent filings with the Securities and Exchange Commission ("SEC"). The Form 10-Q and other SEC filings contain important information regarding forward looking statements, events, developments or updates to certain expectations of the Company that have occurred subsequent to the filing of the 2014 Form 10-K.

Item 9.01(d).	Financial Statements and Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	2014 Annual Report:
Part II, Item 7 - Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations
Part II, Item 8 - Consolidated Financial Statement and Supplementary Data

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 11, 2015
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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